UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BOSTON LIFE SCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

Boston Life Sciences, Inc.

20 Newbury Street, 5th Floor

Boston, MA 02116

January [    ], 2005

To our Stockholders:

I am pleased to invite you to attend a Special Meeting of Stockholders of Boston Life Sciences, Inc. to be held on Friday, January 28, 2005 at 10:00 a.m., local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

At the Special Meeting, you will be asked to approve a reverse stock split to enable us, if required, to increase the market price of our common stock in an effort to meet certain continued listing requirements of The Nasdaq SmallCap Market. You will also be asked to approve the issuance of up to 8,457,431 shares of the Company’s common stock, which may be issued to the purchasers of the Company’s Series E preferred stock and related warrants, initially issued in December 2003, as required by Nasdaq Marketplace Rule 4350 for below market issuances of 20% or more of the outstanding common stock or voting power of the Company. Finally, you will be asked to approve an amendment to the Certificate of Designations, Rights and Preferences of the Series E preferred stock to provide the holders of at least 75% of the Series E preferred stock the option to convert all outstanding shares of Series E preferred stock into common stock. Our management believes that conversion of our outstanding Series E preferred stock would simplify our capital structure and facilitate financing discussions with third-party financing sources.

Each of the proposals discussed above is described more fully in the accompanying proxy materials. We encourage you to carefully read these materials.

The Board of Directors of Boston Life Sciences recommends that you vote in favor of each proposal set forth in the Notice of Special Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the Special Meeting, I hope you will vote as soon as possible. Voting by written proxy, over the Internet or by touch-tone telephone will ensure your representation at the Special Meeting if you do not attend in person. If you do attend the Special Meeting, you may withdraw your proxy and vote in person if you so desire.

Thank you for your continued support.

Sincerely,

/S/ PETER G. SAVAS
Peter G. Savas Chief Executive Officer

BOSTON LIFE SCIENCES, INC.

20 Newbury Street, 5th Floor

Boston, MA 02116

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD

January 28, 2005

To the Stockholders of

Boston Life Sciences, Inc.:

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Boston Life Sciences, Inc., a Delaware corporation (the “Company”), will be held on January 28, 2005, at 10:00 A.M., local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, 02109, to consider and vote upon the following matters:

1.	To authorize the Company’s Board of Directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-5 reverse stock split of the Company’s issued and outstanding shares of Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders;

2.	To authorize the Company’s Board of Directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-10 reverse stock split of the Company’s issued and outstanding shares of Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders;

3.	To authorize the Company’s Board of Directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-15 reverse stock split of the Company’s issued and outstanding shares of Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders;

4.	To approve the issuance of up to 8,457,431 shares of the Company’s Common Stock, which may be issued to the purchasers of the Company’s Series E Preferred Stock and related warrants, initially issued in December 2003, as required by Nasdaq Marketplace Rule 4350 for below market issuances of 20% or more of the outstanding Common Stock or voting power of the Company;

5.	To approve Amendment No. 1 to the Certificate of Designations, Rights and Preferences of the Company’s Series E Preferred Stock to provide for mandatory conversion of the Series E Preferred Stock upon the election of the holders of at least 75% of the Series E Preferred Stock; and

6.	To transact such other business as may properly come before the Special Meeting or any postponements or adjournments of the meeting.

Holders of our Common Stock and Series E Preferred Stock of record at the close of business on December 27, 2004 are entitled to notice of and to vote at the Special Meeting or any postponements or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 20 Newbury Street, 5th Floor, Boston, MA 02116, during ordinary business hours, for a period of ten days prior to the Special Meeting as well as on the day of the Special Meeting. The Special Meeting may be adjourned from time to time without notice other than by announcement at the Special Meeting.

Your vote is important regardless of the number of shares you own. Whether you expect to attend the Special Meeting or not, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope we have provided. If you are the record holder of your shares, you can also authorize the voting of your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card. Your prompt response is necessary to assure that your shares are represented at the Special Meeting. You can change your vote and revoke your proxy at any time before the polls close at the Special Meeting by following the procedures described in the accompanying proxy statement.

All stockholders are cordially invited to attend the Special Meeting.

By Order of the Board of Directors,

/S/ PETER G. SAVAS
PETER G. SAVAS, Chief Executive Officer

Boston, Massachusetts

January [    ], 2005

BOSTON LIFE SCIENCES, INC.

20 Newbury Street, 5th Floor

Boston, MA 02116

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD

January 28, 2005

This Proxy Statement contains information about a Special Meeting of Stockholders of Boston Life Sciences, Inc. (also referred to in this Proxy Statement as the “Company,” “Boston Life Sciences,” “we” or “us”). The Special Meeting is scheduled to be held at 10:00 A.M., local time, on January 28, 2005 (the “Special Meeting”) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting, and at any postponements or adjournments of the Special Meeting. Holders of record of our common stock, $0.01 par value per share (the “Common Stock”), and Series E Cumulative Convertible Preferred Stock, $0.01 par value per share (the “Series E Preferred Stock”), as of the close of business on December 27, 2004, will be entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof. All proxies will be voted in accordance with the instructions contained therein, and if no instruction is specified, the proxies will be voted in favor of proposals 1, 2, 3, 4, 5 and 6, as applicable, as set forth in the Notice of Special Meeting.

Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Chief Financial Officer of the Company, by the submission of another signed proxy bearing a later date, by a later vote over the Internet or by telephone or by the stockholder’s personal attendance at the Special Meeting and voting by ballot. This Proxy Statement, together with related proxy cards, is being mailed to all holders of our Common Stock and Series E Preferred Stock on or about January [    ], 2005.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

At the Special Meeting, stockholders will consider and vote on the following matters:

1.	To authorize the Company’s Board of Directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-5 reverse stock split of the Company’s issued and outstanding shares of Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders;

2.	To authorize the Company’s Board of Directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-10 reverse stock split of the Company’s issued and outstanding shares of Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders;

3.	To authorize the Company’s Board of Directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-15 reverse stock split of the Company’s issued and outstanding shares of Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders;

4.

To approve the issuance of up to 8,457,431 shares of the Company’s Common Stock, which may be issued to the purchasers of the Company’s Series E Preferred Stock and related warrants to purchase shares of the Company’s Common Stock (the “Series E Warrants”), initially issued in December 2003, as required by Nasdaq Marketplace Rule 4350 for below market issuances of 20% or more of the outstanding Common Stock or voting power of the Company;

5.	To approve Amendment No. 1 to the Certificate of Designations, Rights and Preferences of the Company’s Series E Preferred Stock to provide for mandatory conversion of the Series E Preferred Stock upon the election of the holders of at least 75% of the Series E Preferred Stock; and

6.	To transact such other business as may properly come before the Special Meeting or any postponements or adjournments of the Special Meeting.

Who can vote?

Holders of our Common Stock and Series E Preferred Stock are entitled to vote at the Special Meeting. To be able to vote, you must have been a stockholder of record at the close of business on December 27, 2004. This date is the record date for the Special Meeting.

How many votes do I have?

As of the record date, there were [            ] shares of Common Stock, issued, outstanding and entitled to vote at the Special Meeting and [            ] shares of Series E Preferred Stock, issued, outstanding and entitled to vote at the Special Meeting.

Each share of Common Stock that you own on the record date entitles you to one vote on each matter that is proposed.

In addition to the class vote of the Series E Preferred Stock on Proposal No. 5, which requires the approval of at least 75% of the outstanding Series E Preferred Stock, each share of Series E Preferred Stock that you own on the record date entitles you to the number of votes equal to the number of shares of Common Stock into which your shares of Series E Preferred Stock could be converted on the record date for the vote, assuming for such purpose a conversion price of $1.48 per share. As of the record date for the Special Meeting, each outstanding share of Series E Preferred Stock entitles the holder to [        ] votes. The aggregate number of Common Stock votes entitled to be cast at the Special Meeting is [    ], including the [        ] shares underlying the Series E Preferred Stock to be voted on an as converted to Common Stock basis.

How can I vote?

You can vote in one of four ways:

You may vote by mail. You may vote by completing and signing the proxy card that accompanies this Proxy Statement and promptly mailing it in the enclosed envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States.

You may vote over the Internet. If you are the record holder of your shares, you may authorize your vote on the Internet by following the instructions that appear on the enclosed proxy card.

You may vote by telephone. If you are the record holder of your shares, you may vote by touch-tone telephone by following the instructions that appear on the enclosed proxy card.

You may vote in person. If you attend the Special Meeting and you are the record holder of your shares, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Special Meeting.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares you will need to follow the directions your bank or brokerage firm provides to you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form. If you do not give instructions to your bank or brokerage firm, your bank or brokerage firm in their own discretion may still be allowed to vote your shares with respect to the action to be taken at the Special Meeting, depending on whether or not they have been granted authority to do so. Broker non-votes (when shares are represented at the Special Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) will be included for the purpose of determining whether a quorum is present as to a particular matter at the Special Meeting but will not be counted as votes in favor of such matter and also will not be counted as votes cast or shares voting on such matter. Accordingly, neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to Proposal 4, which requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting. Abstentions and broker non-votes, however, will have the effect of a negative vote with respect to Proposals 1, 2, 3 and 5 because approval of these proposals requires the affirmative vote of a majority of the outstanding shares of Common Stock and Series E Preferred Stock, voting together as a single class. In addition, abstentions and broker non-votes may also have the effect of a negative vote with regard to Proposal 5, which also requires the affirmative vote of at least 75% of the outstanding shares of Series E Preferred Stock voting as a separate class.

Can I change my vote after I mail my proxy card? What if I voted electronically or by telephone?

Yes. If you are the record holder of your shares, you can change your vote and revoke your proxy at any time before the polls close at the Special Meeting by doing any one of the following:

•	signing another proxy with a later date;

•	accessing the Internet and following the instructions for Internet proxy authorization that appear on the enclosed proxy card;

•	following the instructions that appear on the enclosed proxy card for proxy authorization by telephone;

•	giving the Chief Financial Officer of the Company a written notice before or at the Special Meeting that you want to revoke your proxy; or

•	voting in person at the Special Meeting.

Your attendance alone at the Special Meeting will not revoke your proxy.

If you are not the record holder of your shares, you must follow the instructions of your bank or brokerage firm in order to change your vote.

What constitutes a quorum?

In order for business to be conducted as to a particular matter at the Special Meeting, a quorum must be present with regard to such matter.

•	With regard to Proposals 1, 2, 3 and 5 (matters to be voted on by the holders of Common Stock and Series E Preferred Stock, voting together as a single class), shares representing a majority of the total issued and outstanding Common Stock, including the shares of Common Stock underlying the Series E Preferred Stock to be voted on an as converted to Common Stock basis, present or represented by proxy, constitute a quorum.

•	With regard to Proposal 4 (the matter to be voted on by the holders of Common Stock, voting as a separate class), shares representing a majority of the total issued and outstanding Common Stock, present or represented by proxy, constitute a quorum.

If you vote in person or return a proxy, your shares will be considered part of the quorum. Shares represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote on the matter to be voted upon) will be counted for the purpose of determining whether a quorum exists. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If a quorum is not present with regard any matter, the Special Meeting will be adjourned as to that matter until a quorum is obtained.

What vote is required to adopt the proposals?

Assuming a quorum is present at the Special Meeting, the votes required to approve each of the proposals are as follows:

•	Proposal No. 1 – the affirmative vote of a majority of the outstanding shares of Common Stock and Series E Preferred Stock, voting together as a single class, is required to approve the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, effecting the 1-for-5 reverse stock split.

•	Proposal No. 2 – the affirmative vote of a majority of the outstanding shares of Common Stock and Series E Preferred Stock, voting together as a single class, is required to approve the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, effecting the 1-for-10 reverse stock split.

•	Proposal No. 3 – the affirmative vote of a majority of the outstanding shares of Common Stock and Series E Preferred Stock, voting together as a single class, is required to approve the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, effecting the 1-for-15 reverse stock split.

•	Proposal No. 4 – the affirmative vote of a majority of the shares of Common Stock, present or represented by proxy, is required to approve the issuance of up to 8,457,431 shares of the Company’s Common Stock, which may be issued to the purchasers of the Company’s Series E Preferred Stock and the Series E Warrants, initially issued in December 2003, as required by Nasdaq Marketplace Rule 4350 for below market issuances of 20% or more of the outstanding Common Stock or voting power of the Company. As more fully discussed herein, the holders of the Company’s Series E Preferred Stock are not entitled to vote on this proposal.

•	Proposal No. 5 – the affirmative vote of a majority of the outstanding shares of Common Stock and Series E Preferred Stock, voting together as a single class and the affirmative vote of at least 75% of the outstanding Series E Preferred Stock, voting as a separate class are required to approve Amendment No. 1 to the Certificate of Designations, Rights and Preferences of the Series E Preferred Stock to provide for mandatory conversion of the Series E Preferred Stock upon the election of the holders of 75% of the Series E Preferred Stock.

Each share of the Company’s Common Stock is entitled to one vote. In addition to the class vote of the Series E Preferred Stock on Proposal No. 5, which requires the approval of at least 75% of the outstanding Series E Preferred Stock, each share of our Series E Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series E Preferred Stock could be converted on the record date for the vote, assuming for such purpose a conversion price of $1.48 per share. As of the record date for the Special Meeting, each outstanding share of Series E Preferred Stock entitles the holder to [            ] votes.

How will votes be counted?

If you submit a proxy but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in favor of Proposals 1, 2, 3, 4, 5 and 6, as applicable, as set forth in the Notice of Special Meeting.

If you abstain from voting on a particular matter your shares will not be voted in favor of the matter described in this Proxy Statement. As a result, abstentions will have the effect of voting “against” the action to be taken at the Special Meeting.

As discussed above, shares of Common Stock are entitled to be voted on Proposals 1, 2, 3, 4 and 5. Shares of Series E Preferred Stock are entitled to be voted on Proposals 1, 2, 3 and 5 (voting on an as-converted basis together with the Common Stock as a single class) and Proposal 5 (voting as a separate class). Shares of Series E Preferred Stock are not entitled to be voted on Proposal 4.

How does the Board of Directors recommend that I vote on Proposal No. 1?

Your Board of Directors recommends that you vote FOR the proposal to authorize the Board of Directors to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-5 Reverse Stock Split of the Company’s Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders.

How does the Board of Directors recommend that I vote on Proposal No. 2?

Your Board of Directors recommends that you vote FOR the proposal to authorize the Board of Directors to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-10 Reverse Stock Split of the Company’s Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders.

How does the Board of Directors recommend that I vote on Proposal No. 3?

Your Board of Directors recommends that you vote FOR the proposal to authorize the Board of Directors to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-15 Reverse Stock Split of the Company’s Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders.

How does the Board of Directors recommend that I vote on Proposal No. 4?

Your Board of Directors recommends that you vote FOR the proposal to approve the issuance of up to 8,457,431 shares of the Company’s Common Stock, which may be issued to the purchasers of the Company’s Series E Preferred Stock and the Series E Warrants, initially issued in December 2003, as required by Nasdaq Marketplace Rule 4350 for below market issuances of 20% or more of the outstanding Common Stock or voting power of the Company.

How does the Board of Directors recommend that I vote on Proposal No. 5?

Your Board of Directors recommends that you vote FOR the proposal to approve Amendment No. 1 to the Certificate of Designations, Rights and Preferences of the Company’s Series E Preferred Stock to provide for mandatory conversion of the Series E Preferred Stock upon the election of the holders of 75% of the Series E Preferred Stock.

Will any other business be conducted at the Special Meeting or will other matters be voted upon?

The Board of Directors does not know of any other matters that may come before the Special Meeting. If any other matter properly comes before the Special Meeting, the persons named in the proxy card that accompanies this Proxy Statement, whether executed by you directly or through Internet or telephonic authorization, will exercise their judgment in deciding how to vote, or otherwise act, at the Special Meeting with respect to that matter or proposal.

Where can I find the voting results?

The Company will report the voting results in its annual report on Form 10-K for fiscal 2004, which the Company expects to file with the Securities and Exchange Commission, commonly referred to as the SEC, on or before March 31, 2005.

Whom should I contact if I have any questions?

If you have any questions about the Special Meeting or your ownership of the Company’s Common Stock or Series E Preferred Stock, please contact the Company’s Chief Financial Officer, at the address or telephone number listed below:

Joseph Hernon

Chief Financial Officer

Boston Life Sciences, Inc.

20 Newbury Street, 5th Floor

Boston, MA 02116

(617) 425-0200

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of December 20, 2004 unless otherwise indicated, with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock as of such date, based on currently available Schedules 13D and 13G filed with the SEC, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all directors and executive officers of the Company as a group. The table also sets forth certain information, as of December 20, 2004 unless otherwise indicated, with respect to the beneficial ownership of the Company’s Series E Preferred Stock by each person known by the Company to beneficially own more than 5% of the outstanding shares of Series E Preferred Stock as of such date. The directors and executive officers of the Company do not own any Series E Preferred Stock. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission that the named stockholders are direct or indirect beneficial owners of such shares. Unless otherwise indicated, the address for each listed director and executive officer is c/o Boston Life Sciences, Inc., 20 Newbury Street, 5th Floor, Boston, MA 02116.

	Common Stock			Series E Cumulative Convertible Preferred Stock
Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)		Amount and Nature of Beneficial Ownership	Percent of Class (3)
(i) Certain Beneficial Owners of Common Stock:

Robert L. Gipson (4) c/o Ingalls & Snyder LLC 61 Broadway, New York, NY 10006	3,448,000	9.57%		—	—

(ii) Certain Beneficial Owners of Series E Preferred Stock:
Elliott Funds (5) c/o Elliott Management Corp. 712 5th Avenue New York, NY 10019	542,518	1.55%		45.0	8.02%
North Sound Funds (6) c/o North Sound Capital LLC 53 Forrest Avenue, Suite 202 Old Greenwich, CT 06870	1,977,568	4.99	%(7)	169.5	30.20%
The Tail Wind Fund LTD. (8) 335 Madison Avenue, Suite 1702 New York, NY 10017	1,166,707	3.27%		100.0	17.82%

	Common Stock		Series E Cumulative Convertible Preferred Stock
Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)	Amount and Nature of Beneficial Ownership	Percent of Class (3)

(iii) Directors and Executive Officers:
Joseph P. Hernon, CPA Vice President, Chief Financial Officer and Secretary (9)	600,895	1.72%	—	—
Robert Langer, Sc.D Director (10)	181,814	*	—	—
Marc E. Lanser, M.D. President and Chief Scientific Officer (11)	1,048,771	2.96%	—	—
Michael J. Mullen, CPA Director (12)	13,500	*	—	—
John T. Preston Director (13)	12,500	*	—	—
Mark J. Pykett, V.M.D., Ph.D., MBA Executive Vice President and Chief Operating Officer (14)	148,438	*	—	—
Peter G. Savas Chairman of the Board and Chief Executive Officer (15)	656,250	1.87%	—	—
(iv) All Directors and Executive Officers as a group (7 persons) (16)	2,662,168	7.20%	—	—

*	Represents less than 1% of the outstanding shares.
(1)	Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in the table have sole voting and investment power with respect to all shares.
(2)	Applicable percentage ownership for each holder is based on 34,464,279 shares of Common Stock outstanding on December 20, 2004, plus any common stock equivalents and presently exercisable stock options or warrants held by each such holder, and options or warrants held by each such holder that will become exercisable within 60 days after December 20, 2004.
(3)	Applicable percentage ownership for each holder is based on 561.30 shares of Series E Preferred Stock outstanding on December 20, 2004, plus any common stock equivalents and presently exercisable stock options or warrants held by each such holder, and options and warrants held by each such holder that will become exercisable within 60 days after December 20, 2004.
(4)	Includes 1,000,000 shares of Common Stock issuable upon the exercise of warrants held by Mr. Gipson for which Mr. Gipson has agreed that if he exercises such warrants prior to June 1, 2005, he will not vote such shares. Also includes 50,000 shares of Common Stock issuable upon the exercise of additional warrants held by Mr. Gipson and 500,000 shares of Common Stock issuable upon the exercise of warrants held by Ingalls & Snyder Value Partners LP (“ISVP”), which is an investment partnership managed under an investment advisory contract with Ingalls & Snyder, LLC (“I&S”). Mr. Gipson, a Senior Director of I&S, is the general partner of ISVP and shares the power to vote such shares of Common Stock. ISVP has agreed that if it exercises these warrants prior to June 1, 2005, it will not vote the underlying shares. Also includes shares of Common Stock held in brokerage accounts over which Mr. Gipson holds discretionary investment authority.
(5)	Consists of (a) 17,500 shares of Common Stock held by Elliott Associates, L.P., (b) 97,200 shares and 64,800 shares of Common Stock issuable upon exercise of warrants held by Elliott International, L.P. and Elliott Associates, L.P., respectively, and (c) 217,811 shares and 145,207 shares of Common Stock issuable upon conversion of 27 shares and 18 shares of Series E Stock, including accrued dividends, held by Elliott International, L.P. and Elliott Associates, L.P., respectively. The general partners of Elliott Associates, L.P. are Paul E. Singer and two entities controlled by him. The general partner and investment manager of Elliott International are also controlled by Mr. Singer.

(6)	Consists of (a) 25,200 shares, 216,000 shares and 369,000 shares of Common Stock issuable upon exercise of warrants held by North Sound Legacy Fund LLC, North Sound Institutional Fund LLC and North Sound Legacy International Fund Ltd, respectively, and (b) 56,470 shares, 484,024 shares and 826,874 shares of Common Stock issuable upon conversion of 7 shares, 60 shares and 102.5 shares of Series E Stock, including accrued dividends, held by North Sound Legacy Fund LLC, North Sound Institutional Fund LLC and North Sound Legacy International Fund Ltd, respectively. North Sound Capital LLC is the investment advisor to North Sound Legacy Fund LLC, North Sound Institutional Fund LLC and North Sound Legacy International Fund Ltd. Thomas McAuley is the sole managing member of North Sound Capital LLC and is the natural person exercising voting and investment control over these securities.
(7)	The agreements we entered into with the purchasers of the Series E Stock prohibit each such purchaser from converting the Series E Stock or exercising the warrants issued in connection with the sale of the Series E Stock to the extent that, upon such conversion or exercise, such purchaser’s and its affiliates’ beneficial ownership of our Common Stock (excluding beneficial ownership of Common Stock by virtue of ownership of certain securities or rights to acquire securities that have similar limitations on the right to convert, exercise or purchase) would exceed 4.99% of the total number of shares of our Common Stock then issued and outstanding. Absent this provision, the percentage of class beneficially owned by the North Sound Funds would be 5.43%.
(8)	Consists of (a) 360,000 shares of Common Stock issuable upon exercise of warrants and (b) 806,707 shares of Common Stock issuable upon conversion of 100 shares of Series E Stock, including accrued dividends.
(9)	Includes 560,115 shares of Common Stock issuable upon exercise of options that are or may be exercisable as of December 20, 2004 or 60 days after such date.
(10)	Consists of Common Stock issuable upon exercise of options that are or may be exercisable as of December 15, 2004 or 60 days after such date.
(11)	Includes 951,670 shares of Common Stock issuable upon exercise of options that are or may be exercisable as of December 20, 2004 or 60 days after such date.
(12)	Includes 12,500 shares of Common Stock issuable upon exercise of options that are or may be exercisable as of December 20, 2004 or 60 days after such date.
(13)	Includes 12,500 shares of Common Stock issuable upon exercise of options that are or may be exercisable as of December 20, 2004 or 60 days after such date.
(14)	Includes 148,438 shares of Common Stock issuable upon exercise of options that are or may be exercisable as of December 20, 2004 or 60 days after such date.
(15)	Includes 656,250 shares of Common Stock issuable upon exercise of options that are or may be exercisable as of December 20, 2004 or 60 days after such date.
(16)	Includes 2,523,287 shares of Common Stock issuable upon exercise of options that are or may be exercisable as of December 20, 2004 or 60 days after such date.

PROPOSAL NO. 1

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO EFFECT A 1-FOR-5 REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT ANY TIME PRIOR TO THE COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are being asked to approve three different Reverse Stock Split proposals at the ratios of 1-for-5, 1-for-10 and 1-for-15 (each, a “Reverse Stock Split”), pursuant to proposed Annex A, Annex B and Annex C, respectively, attached to this Proxy Statement (each, an “Amendment,” and collectively the “Amendments”). Our Board of Directors has adopted a resolution, (i) declaring the advisability of each Reverse Stock Split, subject to stockholder approval, (ii) amending the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect each Reverse Stock Split, subject to stockholder approval, and (iii) authorizing any further action it deems necessary to effect each Reverse Stock Split, without further approval or authorization of the Company’s stockholders, at any time prior to the next annual meeting of stockholders. The Board of Directors may subsequently effect, in its sole discretion, one of the Reverse Stock Splits approved by the stockholders based on its determination of which Reverse Sock Split will allow adequate additional shares of the Company’s Common Stock to be issued for potential future financing and which results in the greatest marketability and liquidity of the Common Stock of Boston Life Sciences.

In Proposal No. 1, the Company’s stockholders are being asked to authorize the Board of Directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-5 Reverse Stock Split pursuant to the Amendment set forth on Annex A, without further approval or authorization of the Company’s stockholders, at any time prior to the next annual meeting of stockholders.

If approved by the stockholders of the Company, one of the three proposed Reverse Stock Splits would become effective on any date selected by the Board of Directors on or prior to the Company’s next annual meeting of stockholders. Upon the effective time of one selected Amendment, each other Amendment or Amendments, as the case may be, approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the Board of Directors reserves the right, even after stockholder approval, to forgo or postpone filing of any Amendment if such action is determined not to be in the best interests of the Company and its stockholders. If none of the Reverse Stock Splits adopted by the stockholders is subsequently implemented by the Board of Directors and effected by the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the Board of Directors will again seek stockholder approval at a future date for a Reverse Stock Split if it deems a Reverse Stock Split to be advisable at that time.

In the event the Board of Directors implements a Reverse Stock Split, it intends to file an Amendment for a ratio that will most closely approximate a fair market value of $5.00 per share of the Company’s Common Stock, based on the closing bid price for the Company’s Common Stock on The Nasdaq SmallCap Market. Contingent on approval by the requisite vote of the Company’s stockholders and thereafter implementation by the Board of Directors, upon filing of the Amendment set forth on Annex A with the Delaware Secretary of State, the 1-for-5 Reverse Stock Split will be effective.

Background of the Reverse Stock Split

Since March 27, 2003, our Common Stock has been traded on The Nasdaq SmallCap Market under the symbol BLSI. Prior to March 27, 2003, our Common Stock was traded on The Nasdaq National Market under the same symbol. By letter dated August 9, 2004, the staff of the Nasdaq Stock Market, Inc. (“Nasdaq”) notified us that our Common Stock had failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days as required under Marketplace Rule 4310(c)(4). Nasdaq further advised us that we would be given a period of 180 calendar days, or until February 7, 2005, within which to regain compliance with Rule 4310(c)(4) in order to maintain our listing on The Nasdaq SmallCap Market.

The other requirements for continued listing on The Nasdaq SmallCap Market are listed below:

(1) either (a) stockholders’ equity of $2,500,000, (b) net income in the most recently completed fiscal year or in two of the last three years of $500,000, or (c) market capitalization of $35,000,000;

(2) a public float of 500,000 shares;

(3) a market value of public float of $1,000,000;

(4) 2 market makers;

(5) 300 round lot stockholders; and

(6) compliance with Nasdaq corporate governance rules.

Under the current Nasdaq rules, if our stock price does not satisfy the $1.00 per share minimum bid price requirement by February 7, 2005, we may be granted an additional 180-day grace period to regain compliance if we satisfy the required initial listing criteria under Nasdaq Marketplace Rule 4310(c), except for the bid price requirement.

The other requirements for initial listing on The Nasdaq SmallCap Market are listed below:

(1) either (a) stockholders’ equity of $5,000,000, (b) net income in the most recently completed fiscal year or in two of the last three years of $750,000, or (c) market capitalization of $50,000,000;

(2) a public float of 1,000,000 shares;

(3) a market value of public float of $5,000,000;

(4) 3 market makers;

(5) 300 round lot stockholders;

(6) one year operating history or market capitalization of $50,000,000; and

(7) compliance with Nasdaq corporate governance rules.

Thereafter, if we have not regained compliance within the second 180-day compliance period, but satisfy Nasdaq’s initial listing criteria, we may be afforded an additional compliance period, up to the date of our next annual stockholder meeting, provided we commit to take certain actions as set forth in the applicable Nasdaq Marketplace Rules. If we are unable to regain compliance with Nasdaq Marketplace Rule 4310(c)(4) within the time periods provided under the applicable Nasdaq Marketplace Rules, or we fail to meet the other financial conditions under the Nasdaq Marketplace Rules, our Common Stock could be delisted from The Nasdaq SmallCap Market.

In order to meet the requirements for continued listing on The Nasdaq SmallCap Market, our Board of Directors believes that it is in the best interest of the Company and our stockholders to approve the Reverse Stock Split at this time to give the Board the flexibility to increase our minimum bid price prior to the February 7, 2005 deadline. After giving effect to the Reverse Stock Split, we anticipate that we would be fully compliant with the requirements for continued listing on The Nasdaq SmallCap Market.

Reasons for the Reverse Stock Split

Our Board of Directors is proposing the Reverse Stock Split to enable us, if required, to increase the market price of our Common Stock in an effort to meet the continued listing requirements of The Nasdaq SmallCap Market. The Board is also proposing the Reverse Stock Split to increase the attractiveness of our Common Stock to prospective investors and the financial community.

Among the many factors considered by the Board in reaching its decision to recommend the Reverse Stock Split were the consequences of our Common Stock being delisted. If our Common Stock were delisted, it would then be eligible for quotation on the OTC Bulletin Board maintained by Nasdaq, another over-the-counter quotation system or the “pink sheets.” If that occurred, the liquidity and marketability of shares of our Common Stock would decrease. As a result, an investor might find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. In addition, if our Common Stock were delisted and the trading price of our Common Stock continued to be less than $1.00 per share, trading in our Common Stock would be subject to certain rules under the Securities Exchange Act of 1934, as amended, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a “penny stock” involving persons other than established customers and accredited investors. The additional burdens imposed upon broker-dealers may discourage broker-dealers from effecting transactions in our Common Stock, which may further affect the liquidity of our Common Stock. For the above reasons, we believe that current and prospective investors will view an investment in our Common Stock more favorably if our shares are listed on The Nasdaq SmallCap Market than if our Common Stock trades on the OTC Bulletin Board. In addition, we also believe that being listed on The Nasdaq SmallCap Market will be viewed more favorably by strategic partners and employees.

Our Board of Directors believes that the Reverse Stock Split and anticipated increase in the price of our Common Stock should also enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

Although we believe that the Reverse Stock Split is in the best interests of the Company and our stockholders, if implemented, the Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

Since the purpose of the proposed Reverse Stock Split is to increase the per share bid price of the Common Stock, our Board of Directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is likely to improve the bid price of the Common Stock and improve the likelihood that the Company will be allowed to maintain its listing on The Nasdaq SmallCap Market and, in addition, that the Common Stock will not be delisted from Nasdaq for failure to meet a continued listing standard other than the minimum bid price requirement in the short-term. If the Amendments are authorized by the stockholders, the Board of Directors will have the discretion whether or not to implement the Reverse Stock Split. The Board of Directors has proposed three different exchange ratios in order to give the Board the flexibility to select an exchange ratio that it believes will cause the per share bid price of the Common Stock to reach and maintain a level above $1.00. If the bid price of the Common Stock increases before the proposed Reverse Stock Split is effected, the Reverse Stock Split may not be necessary, or the Board of Directors may determine that such increase in the stock price would necessitate a lower ratio than if the bid price had decreased or remained constant. No further action on the part of the stockholders would be required to either effect or abandon the Reverse Stock Split in such case.

We cannot assure you that the Reverse Stock Split will have any of the desired consequences described above. The reduction in the number of issued and outstanding shares of the Common Stock caused by the Reverse Stock Split is anticipated initially to increase proportionately the per share market value of the Common Stock. However, the actual effect of the Reverse Stock Split upon the market price for the Common Stock cannot be predicted, and the history of similar stock split combinations for companies in similar circumstances is varied. There can be no assurance that the market price per share of the Common Stock after a Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding resulting from the Reverse Stock Split. There can be no assurance that the bid price per share of the Common Stock after the Reverse Stock Split will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or the Common Stock will otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq SmallCap Market, including the minimum stockholders’ equity requirement of $2.5 million. The market price of the Common Stock may also be based on the Company’s performance and other factors, some of which may be unrelated to the number of shares outstanding.

Principal Effects of the 1-for-5 Reverse Stock Split

If the proposed 1-for-5 Reverse Stock Split is approved at the Special Meeting and the Board of Directors elects to effect such proposed Reverse Stock Split, each outstanding share of the Company’s Common Stock as of the record date of the Reverse Stock Split will immediately and automatically be changed, as of the effective date of the Amendment, into one fifth of a share of the Company’s Common Stock. In addition, the number of shares of the Company’s Common Stock subject to outstanding options and warrants issued by the Company, and the number of shares reserved for future issuances under the Company’s stock plans, will be reduced by a factor of five. No fractional shares of the Company’s Common Stock will be issued in connection with the proposed Reverse Stock Split. Holders of the Company’s Common Stock who would otherwise receive a fractional share of the Company’s Common Stock will receive cash in lieu of the fractional share as explained more fully below.

If the Reverse Stock Split is approved at the Special Meeting and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares subject to the Reverse Stock Split. As of the date of this Proxy Statement, the Board of Directors had not fixed a record date for the Reverse Stock Split. As of December 27, 2004, the record date for the Special Meeting, there were [            ] shares of the Company’s Common Stock issued and outstanding, and [            ] shares of the Company’s Common Stock subject to warrants and options granted by the Company. If additional shares of the Company’s Common Stock are issued or redeemed, the actual number of shares issued and outstanding before and after the Reverse Stock Split will increase or decrease accordingly.

The number of shares of the Company’s Series E Preferred Stock will not be adjusted in connection with the Reverse Stock Split. The conversion value of the Series E Preferred Stock, however, will adjust automatically so that upon the conversion of a share of Series E Preferred Stock, the number of shares of Common Stock received by the holder will reflect the Reverse Stock Split.

Because the Reverse Stock Split will apply to all issued and outstanding shares of the Company’s Common Stock and outstanding rights to purchase the Company’s Common Stock or to convert other securities into the Company’s Common Stock, the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders. The Amendment set forth on Annex A will, however, effectively increase the number of shares of the Company’s Common Stock available for future issuances by the Board of Directors.

If the proposed Reverse Stock Split is approved at the Special Meeting and effected by the Board of Directors, some stockholders may consequently own less than one hundred shares of the Company’s Common Stock. As mentioned above, a purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

Stockholders have no right under Delaware law or the Company’s Amended and Restated Certificate of Incorporation or Bylaws to dissent from the Reverse Stock Split or to dissent from the payment of cash in lieu of fractional shares.

Certain Risks Associated With the Reverse Stock Split

While the Company’s Board of Directors believes that its Common Stock would trade at higher prices after the implementation of the proposed Reverse Stock Split, there can be no assurance that the increase in the trading price will occur, or, if it does occur, that it will equal or exceed the price that is the product of the market price of the Common Stock prior to the Reverse Stock Split times the selected exchange ratio. In some cases, the total market capitalization of a company following a reverse stock split is lower, and may be substantially lower, than the total market capitalization before such a reverse stock split. In addition, the fewer number of shares that will be available to trade will possibly cause the trading market of the Common Stock to become less liquid, which could have an adverse effect on the price of the Common Stock. The Company cannot offer any assurance that its Common Stock will meet The Nasdaq SmallCap Market continued listing requirements following the Reverse Stock Split, including the minimum stockholders’ equity requirement of $2.5 million. The market price of the Common Stock is based on its performance and other factors, some of which may be unrelated to the number of the Company’s shares outstanding.

Cash Payment in Lieu of Fractional Shares

In lieu of any fractional shares to which a holder of the Company’s Common Stock would otherwise be entitled as a result of the Reverse Stock Split, the Company shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Company’s Common Stock on The Nasdaq SmallCap Market during regular trading hours for the five trading days immediately preceding the effective time of the Reverse Stock Split, which amount is hereby determined to equal the fair market value of the Company’s Common Stock at the effective time of the Reverse Stock Split.

United States Federal Income Tax Consequences

The following description of the material United States federal income tax consequences of the Reverse Stock Split is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). The non-United States and state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. The following description does not address the tax consequences of the Reverse Stock Split to holders of options or warrants to purchase Common Stock. Stockholders and holders of options and warrants to purchase Common Stock are urged to consult their own tax advisors to determine the particular consequences to them.

In general, the federal income tax consequences of the Reverse Stock Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of the Company’s Common Stock in exchange for their old shares of the Company’s Common Stock. The Company believes that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in the Company’s assets or earnings and profits, the Reverse Stock Split will likely have the following tax effects:

A stockholder who receives solely a reduced number of shares of the Company’s Common Stock will not recognize gain or loss. Such a stockholder’s aggregate tax basis in the reduced number of shares of the

Company’s Common Stock will equal the stockholder’s aggregate tax basis in its old shares of the Company’s Common Stock. The stockholder’s holding period in the reduced number of shares of the Company’s Common Stock will include the stockholder’s holding period in that stockholder’s old shares of the Company’s Common Stock.

A stockholder who receives cash in lieu of a fractional share as a result of the Reverse Stock Split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder’s particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. Any gain or loss generally should be capital gain or loss and will be long-term capital gain or loss with respect to shares of Common Stock held for more than 12 months at the effective time of the Reverse Stock Split, or short-term gain or loss with respect to shares of Common Stock held for 12 months or less at the effective time of the Reverse Stock Split. In the aggregate, such a stockholder’s basis in the reduced number of shares of the Company’s Common Stock will equal the stockholder’s basis in its old shares of the Company’s Common Stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash.

The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

Accounting Consequences

The par value per share of the Common Stock would remain unchanged at $0.01 per share after the Reverse Stock Split. As a result, on the effective date of a Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to the Common Stock will be reduced proportionally, based on the ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The net income or loss per share of Common Stock and net book value per share will be increased because there will be fewer shares of the Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of a Reverse Stock Split.

Board Discretion to Implement the 1-for-5 Reverse Stock Split

If the proposed 1-for-5 Reverse Stock Split is approved at the Special Meeting, the Board of Directors may, in its sole discretion, at any time prior to the Company’s next annual meeting of stockholders, authorize the Reverse Stock Split and file the Amendment set forth on Annex A with the Delaware Secretary of State. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for the Company’s Common Stock and the likely effect of business developments on the market price for the Company’s Common Stock. Notwithstanding approval of the Reverse Stock Split at the Special Meeting, the Board of Directors may, in its sole discretion, determine not to implement the Reverse Stock Split.

Recommendation

The Board of Directors recommends a vote FOR the proposal to authorize the Board of Directors, in its discretion, to amend the Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-5 Reverse Stock Split of the Company’s Common Stock at any time prior to the Company’s next annual meeting of stockholders.

PROPOSAL NO. 2

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO EFFECT A 1-FOR-10 REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT ANY TIME PRIOR TO THE COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are being asked to approve three different Reverse Stock Split proposals at the ratios of 1-for-5, 1-for-10 and 1-for-15, pursuant to the proposed Amendments set forth on Annex A, Annex B and Annex C, respectively, attached to this Proxy Statement. The Board of Directors has adopted a resolution, (i) declaring the advisability of each Reverse Stock Split, subject to stockholder approval, (ii) amending the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect each Reverse Stock Split, subject to stockholder approval, and (iii) authorizing any further action it deems necessary to effect each Reverse Stock Split, without further approval or authorization of the Company’s stockholders, at any time prior to the next annual meeting of stockholders. The Board of Directors may subsequently effect, in its sole discretion, one of the Reverse Stock Splits approved by the stockholders based on its determination of which Reverse Stock Split will allow adequate additional shares of the Company’s Common Stock to be issued for potential future financing and which results in the greatest marketability and liquidity of the Common Stock of Boston Life Sciences.

In Proposal No. 2, the Company’s stockholders are being asked to authorize the Board of Directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-10 Reverse Stock Split pursuant to the Amendment set forth on Annex B, without further approval or authorization of the Company’s stockholders, at any time prior to the next annual meeting of stockholders.

If approved by the stockholders of the Company, one of the three proposed Reverse Stock Splits would become effective on any date selected by the Board of Directors on or prior to the Company’s next annual meeting of stockholders. Upon the effective time of one selected Amendment, each other Amendment or Amendments, as the case may be, approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the Board of Directors reserves the right, even after stockholder approval, to forgo or postpone filing of any Amendment if such action is determined not to be in the best interests of the Company and its stockholders. If none of the Reverse Stock Splits adopted by the stockholders is subsequently implemented by the Board of Directors and effected by the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the Board of Directors will again seek stockholder approval at a future date for a Reverse Stock Split if it deems a Reverse Stock Split to be advisable at that time.

In the event the Board of Directors implements a Reverse Stock Split, it intends to file an Amendment for a ratio that will most closely approximate a fair market value of $5.00 per share of the Company’s Common Stock, based on the closing bid price for the Company’s Common Stock on The Nasdaq SmallCap Market. Contingent on approval by the requisite vote of the Company’s stockholders and thereafter implementation by the Board of Directors, upon filing of the Amendment set forth on Annex B with the Delaware Secretary of State, the 1-for-10 Reverse Stock Split will be effective.

Background of the Reverse Stock Split

For a discussion of the background surrounding the Company’s decision to seek approval for the Reverse Stock Split, see the caption entitled “Background of the Reverse Stock Split” in Proposal No. 1.

Reasons for the Reverse Stock Split

For a discussion of the reasons underlying the Company’s decision to seek approval for the Reverse Stock Split, see the caption entitled “Reasons for the Reverse Stock Split” in Proposal No. 1.

Principal Effects of the 1-for-10 Reverse Stock Split

If the proposed 1-for-10 Reverse Stock Split is approved at the Special Meeting and the Board of Directors elects to effect such proposed Reverse Stock Split, each outstanding share of the Company’s Common Stock as of the record date of the Reverse Stock Split will immediately and automatically be changed, as of the effective date of the Amendment, into one tenth of a share of the Company’s Common Stock. In addition, the number of shares of the Company’s Common Stock subject to outstanding options and warrants issued by the Company, and the number of shares reserved for future issuances under the Company’s stock plans, will be reduced by a factor of ten. No fractional shares of the Company’s Common Stock will be issued in connection with the proposed Reverse Stock Split. Holders of the Company’s Common Stock who would otherwise receive a fractional share of the Company’s Common Stock will receive cash in lieu of the fractional share as explained more fully below.

If the Reverse Stock Split is approved at the Special Meeting and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares subject to the Reverse Stock Split. As of the date of this Proxy Statement, the Board of Directors had not fixed a record date for the Reverse Stock Split. As of December 27, 2004, the record date for the Special Meeting, there were [        ] shares of the Company’s Common Stock issued and outstanding, and [            ] shares of the Company’s Common Stock subject to warrants and options granted by the Company. If additional shares of the Company’s Common Stock are issued or redeemed, the actual number of shares issued and outstanding before and after the Reverse Stock Split will increase or decrease accordingly.

The number of shares of the Company’s Series E Preferred Stock will not be adjusted in connection with the Reverse Stock Split. The conversion value of the Series E Preferred Stock, however, will adjust automatically so that upon the conversion of a share of Series E Preferred Stock, the number of shares of Common Stock received by the holder will reflect the Reverse Stock Split.

Because the Reverse Stock Split will apply to all issued and outstanding shares of the Company’s Common Stock and outstanding rights to purchase the Company’s Common Stock or to convert other securities into the Company’s Common Stock, the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders. The Amendment set forth on Annex B will, however, effectively increase the number of shares of the Company’s Common Stock available for future issuances by the Board of Directors.

If the proposed Reverse Stock Split is approved at the Special Meeting and effected by the Board of Directors, some stockholders may consequently own less than one hundred shares of the Company’s Common Stock. As mentioned above, a purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

Stockholders have no right under Delaware law or the Company’s Amended and Restated Certificate of Incorporation or Bylaws to dissent from the Reverse Stock Split or to dissent from the payment of cash in lieu of fractional shares.

Certain Risks Associated with the Reverse Stock Split

For a discussion of certain risks associated with the Reverse Stock Split, see the caption entitled “Certain Risks Associated with the Reverse Stock Split” in Proposal No. 1.

Cash Payment in Lieu of Fractional Shares

For a discussion of the treatment of fractional shares resulting from the Reverse Stock Split, see the caption entitled “Cash Payment in Lieu of Fractional Shares” in Proposal No. 1.

United States Federal Income Tax Consequences

For a discussion of the United States federal income tax consequences of the Reverse Stock Split, see the caption entitled “United States Federal Income Tax Consequences” in Proposal No. 1.

Accounting Consequences

For a discussion of the accounting consequences of the Reverse Stock Split, see the caption entitled “Accounting Consequences” in Proposal No. 1.

Board Discretion to Implement the 1-for-10 Reverse Stock Split

If the proposed 1-for-10 Reverse Stock Split is approved at the Special Meeting, the Board of Directors may, in its sole discretion, at any time prior to the Company’s next annual meeting of stockholders, authorize the Reverse Stock Split and file the Amendment set forth on Annex B with the Delaware Secretary of State. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for the Company’s Common Stock and the likely effect of business developments on the market price for the Company’s Common Stock. Notwithstanding approval of the Reverse Stock Split at the Special Meeting, the Board of Directors may, in its sole discretion, determine not to implement the Reverse Stock Split.

Recommendation

The Board of Directors recommends a vote FOR the proposal to authorize the Board of Directors, in its discretion, to amend the Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-10 Reverse Stock Split of the Company’s Common Stock at any time prior to the Company’s next annual meeting of stockholders.

PROPOSAL NO. 3

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO EFFECT A 1-FOR-15 REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT ANY TIME PRIOR TO THE COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are being asked to approve three different Reverse Stock Split proposals at the ratios of 1-for-5, 1-for-10 and 1-for-15, pursuant to the proposed Amendments set forth on Annex A, Annex B and Annex C, respectively, attached to this Proxy Statement. The Board of Directors has adopted a resolution, (i) declaring the advisability of each Reverse Stock Split, subject to stockholder approval, (ii) amending the Company’s Certificate of Incorporation, as amended, to effect each Reverse Stock Split, subject to stockholder approval, and (iii) authorizing any further action it deems necessary to effect each Reverse Stock Split, without further approval or authorization of the Company’s stockholders, at any time prior to the next annual meeting of stockholders. The Board of Directors may subsequently effect, in its sole discretion, one of the Reverse Stock Splits approved by the stockholders based on its determination of which Reverse Stock Split will allow adequate additional shares of the Company’s Common Stock to be issued for potential future financing and which results in the greatest marketability and liquidity of the Common Stock of Boston Life Sciences.

In Proposal No. 3, the Company’s stockholders are being asked to authorize the Board of Directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-15 Reverse Stock Split pursuant to the Amendment set forth on Annex C, without further approval or authorization of the Company’s stockholders, at any time prior to the next annual meeting of stockholders.

If approved by the stockholders of the Company, one of the three proposed Reverse Stock Splits would become effective on any date selected by the Board of Directors on or prior to the Company’s next annual meeting of stockholders. Upon the effective time of one selected Amendment, each other Amendment or Amendments, as the case may be, approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the Board of Directors reserves the right, even after stockholder approval, to forgo or postpone filing of any Amendment if such action is determined not to be in the best interests of the Company and its stockholders. If none of the Reverse Stock Splits adopted by the stockholders is subsequently implemented by the Board of Directors and effected by the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the Board of Directors will again seek stockholder approval at a future date for a Reverse Stock Split if it deems a Reverse Stock Split to be advisable at that time.

In the event the Board of Directors implements a Reverse Stock Split, it intends to file an Amendment for a ratio that will most closely approximate a fair market value of $5.00 per share of the Company’s Common Stock, based on the closing bid price for the Company’s Common Stock on The Nasdaq SmallCap Market. Contingent on approval by the requisite vote of the Company’s stockholders and thereafter implementation by the Board of Directors, upon filing of the Amendment set forth on Annex C with the Delaware Secretary of State, the 1-for-15 Reverse Stock Split will be effective.

Background of the Reverse Stock Split

For a discussion of the background surrounding the Company’s decision to seek approval for the Reverse Stock Split, see the caption entitled “Background of the Reverse Stock Split” in Proposal No. 1.

Reasons for the Reverse Stock Split

For a discussion of the reasons underlying the Company’s decision to seek approval for the Reverse Stock Split, see the caption entitled “Reasons for the Reverse Stock Split” in Proposal No. 1.

Principal Effects of the 1-for-15 Reverse Stock Split

If the proposed 1-for-15 Reverse Stock Split is approved at the Special Meeting and the Board of Directors elects to effect such proposed Reverse Stock Split, each outstanding share of the Company’s Common Stock as of the record date of the Reverse Stock Split will immediately and automatically be changed, as of the effective date of the Amendment, into one fifteenth of a share of the Company’s Common Stock. In addition, the number of shares of the Company’s Common Stock subject to outstanding options and warrants issued by the Company, and the number of shares reserved for future issuances under the Company’s stock plans, will be reduced by a factor of fifteen. No fractional shares of the Company’s Common Stock will be issued in connection with the proposed Reverse Stock Split. Holders of the Company’s Common Stock who would otherwise receive a fractional share of the Company’s Common Stock will receive cash in lieu of the fractional share as explained more fully below.

If the Reverse Stock Split is approved at the Special Meeting and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares subject to the Reverse Stock Split. As of the date of this Proxy Statement, the Board of Directors had not fixed a record date for the Reverse Stock Split. As of December 27, 2004, the record date for the Special Meeting, there were [        ] shares of the Company’s Common Stock issued and outstanding, and [        ] shares of the Company’s Common Stock subject to warrants and options granted by the Company. If additional shares of the Company’s Common Stock are issued or redeemed, the actual number of shares issued and outstanding before and after the Reverse Stock Split will increase or decrease accordingly.

The number of shares of the Company’s Series E Preferred Stock will not be adjusted in connection with the Reverse Stock Split. The conversion value of the Series E Preferred Stock, however, will adjust automatically so that upon the conversion of a share of Series E Preferred Stock, the number of shares of Common Stock received by the holder will reflect the Reverse Stock Split.

Because the Reverse Stock Split will apply to all issued and outstanding shares of the Company’s Common Stock and outstanding rights to purchase the Company’s Common Stock or to convert other securities into the Company’s Common Stock, the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders. The Amendment set forth on Annex C will, however, effectively increase the number of shares of the Company’s Common Stock available for future issuances by the Board of Directors.

If the proposed Reverse Stock Split is approved at the Special Meeting and effected by the Board of Directors, some stockholders may consequently own less than one hundred shares of the Company’s Common Stock. As mentioned above, a purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

Stockholders have no right under Delaware law or the Company’s Amended and Restated Certificate of Incorporation or Bylaws to dissent from the Reverse Stock Split or to dissent from the payment of cash in lieu of fractional shares.

Certain Risks Associated with the Reverse Stock Split

For a discussion of certain risks associated with the Reverse Stock Split, see the caption entitled “Certain Risks Associated with the Reverse Stock Split” in Proposal No. 1.

Cash Payment in Lieu of Fractional Shares

For a discussion of the treatment of fractional shares resulting from the Reverse Stock Split, see the caption entitled “Cash Payment in Lieu of Fractional Shares” in Proposal No. 1.

United States Federal Income Tax Consequences

For a discussion of the United States federal income tax consequences of the Reverse Stock Split, see the caption entitled “United States Federal Income Tax Consequences” in Proposal No. 1.

Accounting Consequences

For a discussion of the accounting consequences of the Reverse Stock Split, see the caption entitled “Accounting Consequences” in Proposal No. 1.

Board Discretion to Implement the 1-for-15 Reverse Stock Split

If the proposed 1-for-15 Reverse Stock Split is approved at the Special Meeting, the Board of Directors may, in its sole discretion, at any time prior to the Company’s next annual meeting of stockholders, authorize the Reverse Stock Split and file the Amendment set forth on Annex C with the Delaware Secretary of State. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for the Company’s Common Stock and the likely effect of business developments on the market price for the Company’s Common Stock. Notwithstanding approval of the Reverse Stock Split at the Special Meeting, the Board of Directors may, in its sole discretion, determine not to implement the Reverse Stock Split.

Recommendation

The Board of Directors recommends a vote FOR the proposal to authorize the Board of Directors, in its discretion, to amend the Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-15 Reverse Stock Split of the Company’s Common Stock at any time prior to the Company’s next annual meeting of stockholders.

PROPOSAL NO. 4

TO APPROVE THE ISSUANCE OF UP TO 8,457,431 SHARES OF THE COMPANY’S COMMON STOCK, WHICH MAY BE ISSUED TO THE PURCHASERS OF THE COMPANY’S SERIES E PREFERRED STOCK AND THE SERIES E WARRANTS, INITIALLY ISSUED IN DECEMBER 2003, AS REQUIRED BY NASDAQ MARKETPLACE RULE 4350 FOR BELOW MARKET ISSUANCES OF 20% OR MORE OF THE OUTSTANDING COMMON STOCK OR VOTING POWER OF THE COMPANY

General

The holders of shares of the Company’s Common Stock are being asked to approve the issuance of up to 8,457,431 shares of the Company’s Common Stock, which may be issued to the purchasers of the Company’s Series E Preferred Stock and the Series E Warrants, initially issued in December 2003, as required by Nasdaq Marketplace Rule 4350 for below market issuances of 20% or more of the outstanding Common Stock or voting power of the Company. These shares of Common Stock are issuable upon (i) the conversion of such Series E Preferred Stock, and (ii) the exercise of the Series E Warrants, as adjusted for the proposed reduction of the exercise price of such Series E Warrants (discussed below).

Background

As reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, at September 30, 2004, we had available cash, cash equivalents, and marketable securities of approximately $2.5 million and working capital of approximately $0.7 million. We believe that the cash, cash equivalents, and marketable securities available at September 30, 2004 will not provide sufficient working capital to meet our anticipated expenditures for the next twelve months. We will therefore need to raise additional capital in the immediate future through collaboration agreements with other pharmaceutical or biotechnology companies, debt financing and/or equity offerings in order to continue as a going concern. We are currently evaluating alternatives for raising additional capital; however, management believes that the terms of our outstanding Series E Preferred Stock have made it difficult for us to attract external funding sources due to the various rights and preferences the Series E Preferred Stock have over the holders of our Common Stock, including, among other rights, certain approval rights in connection with a change of control (as defined), dividend rights, a liquidation preference, anti-dilution protection and redemption rights. Although there can be no assurance that we will successfully identify sources of third-party funding or that additional funds will be available on acceptable terms, if at all, our management and Board of Directors believe that conversion of our outstanding Series E Preferred Stock would simplify our capital structure and facilitate financing discussions with interested parties.

Accordingly, we have sought the consent of the holders of our outstanding Series E Preferred Stock to convert their shares of Series E Preferred Stock into shares of our Common Stock at the current conversion price of $1.2464. In consideration for such conversion, we have agreed to provide each holder of Series E Preferred Stock with the following:

•	a cash dividend which equals approximately $534.47 for each share of Series E Preferred Stock converted (such dividend representing the dividend payment due October 31, 2005 discounted to the date of conversion); and

•	the right to participate in the next private placement completed by the Company on a pro-rata basis (based on the number of shares of Common Stock outstanding prior to such offering) so that such holders can maintain their relative ownership interest in the Company calculated prior to the private placement.

We have also agreed to seek stockholder approval for the issuance of up to 8,457,431 shares of the Company’s Common Stock which may be issued to the purchasers of the Series E Preferred Stock and the Series E Warrants, initially issued in December 2003, as required by Nasdaq Marketplace Rule 4350 for below market issuances of 20% or more of the outstanding Common Stock or voting power of the Company. The total number of issuable shares of Common Stock includes an aggregate of 2,880,000 shares of Common Stock which may be issued in connection with the exercise of the Series E Warrants. In consideration for the conversion of the outstanding Series E Preferred Stock, the Company has agreed to reduce the exercise price of the 2,020,680 Series E Warrants held by the current holders of Series E Preferred Stock from $1.5421 to $.01. Purchasers of Series E Preferred Stock in the 2003 Private Placement received warrants to purchase 3,600 shares of Common Stock for each share of Series E Preferred Stock purchased. As a result of the reduction of the exercise price of the Series E Warrants held by current holders of Series E Preferred Stock, the average price per share of the 4,503,370 shares of Common Stock obtained upon conversion of the 561.3 outstanding shares of Series E Preferred Stock and the exercise of the adjusted 2,020,680 Series E Warrants held by such holders shall be equal to $0.86 per share. This average price equals 151% of the closing price of our Common Stock on December 22, 2004, which was $0.57. The holders of the adjusted Series E Warrants will not be required to exercise such Series E Warrants and the reduction in the exercise price of these Series E Warrants is subject only to requisite stockholder approval pursuant to Nasdaq Marketplace Rule 4350.

In addition to conversion of the outstanding shares of Series E Preferred Stock, the holders of Series E Preferred Stock have agreed to:

•	execute a one-year lock up agreement whereby each such holder agrees not to offer, sell, contract to sell or otherwise dispose of 30% of the shares of Common Stock issued to each holder in connection with the conversion of the Series E Preferred Stock and the exercise of the Series E Warrants, except that each holder shall be entitled to sell up to 8.3333% of such shares in any 30-day period (with no accumulated carry-overs); and

•	elect the mandatory conversion of the Series E Preferred Stock, as set forth in Amendment No. 1 to the Certificate of Designations, Rights and Preferences of the Company’s Series E Cumulative Convertible Preferred Stock set forth on Annex D attached to this Proxy Statement.

Stockholder Approval Requirement under Nasdaq Marketplace Rule 4350

Stockholder approval for the issuance of shares of Common Stock in connection with the conversion of the Series E Preferred Stock and the exercise of the Series E Warrants is necessary in order to comply with Nasdaq Marketplace Rule 4350(i)(1)(D)(ii) (the “20% Rule”), which requires stockholder approval prior to any transaction not involving a public offering that involves the issuance by a listed company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the voting power of the company outstanding before the issuance for less than the greater of book or market value of the stock.

Reasons for Seeking Stockholder Approval

On December 9, 2003, the Company completed a private placement with a group of institutional and private investors raising gross proceeds of approximately $8.0 million (the “2003 Private Placement”). In the 2003 Private Placement, the Company sold and issued 800 shares of Series E Preferred Stock, together with warrants to purchase 2,880,000 shares of the Company’s Common Stock, which are referred to herein as the Series E Warrants. The purchase price of each share of Series E Preferred Stock was $10,000. Each share of Series E Preferred Stock was then convertible into Common Stock based on an initial conversion price of $1.25 per share, or 8,000 shares of Common Stock. The conversion price of the Series E Preferred Stock has been subsequently adjusted, by its terms, to $1.2464 in connection with the repricing of certain warrants to purchase shares of the Company’s Common Stock. Each share of Series E Preferred Stock is now convertible into 8,023 shares of Common Stock.

The Series E Warrants were originally issued with an exercise price of $1.55 per share and expire on December 9, 2007. The exercise price of the Series E Warrants was subsequently adjusted, by the terms of the Series E Warrants, to $1.5421 in connection with the repricing of other warrants to purchase the Company’s Common Stock. The exercise price of the Series E Warrants was originally set above the fair market value of the Common Stock as of the date of closing of the 2003 Private Placement to avoid being included in the 20% Rule calculation. As of December 21, 2004, there were 561.3 outstanding shares of Series E Preferred Stock and 2,880,000 outstanding Series E Warrants. 238.7 shares of Series E Preferred Stock were previously converted into 1,909,600 shares of Common Stock. No Series E Warrants have been exercised to date. The holders of such previously converted Series E Preferred Stock also hold a portion of the Series E Warrants.

Under the provisions of the Certificate of Designations, Rights and Preferences of the Series E Preferred Stock, issuances of Common Stock upon conversion of the Series E Preferred Stock were capped such that there could not be an issuance of 20% or more of the outstanding shares or voting power outstanding as of December 9, 2003 without prior stockholder approval. Accordingly, stockholder approval of the 2003 Private Placement was not originally required under the 20% Rule. The proposed reduction of the exercise price of the Series E Warrants held by the current holders of Series E Preferred Stock is below the fair market value of the Common Stock as of December 9, 2003 and, therefore, the shares of Common Stock subject to all Series E Warrants must now be included in the 20% Rule calculation. If the 561.3 currently outstanding shares of Series E Preferred Stock are converted into shares of Common Stock and the 2,020,680 Series E Warrants held by the current holders of Series E Preferred Stock are exercised, the Company will issue a total of 6,524,050 shares of Common Stock to such holders. To date, the Company has issued 1,933,381 shares of Common Stock in connection with the conversion of 238.7 shares of Series E Preferred Stock and payment of accumulated dividends at the date of such conversion. In addition, there are 859,320 Series E Warrants held by the holders of the 238.7 converted shares of Series E Preferred Stock. Therefore, in total, the Company may issue up to 9,316,751 shares of Common Stock in connection with the conversion of the 800 shares of Series E Preferred Stock and the exercise of the 2,880,000 Series E Warrants issued in the 2003 Private Placement. Based on 32,469,588 shares outstanding on December 9, 2003, this represents 29% of the outstanding shares of the Company on December 9, 2003.

Pursuant to Nasdaq Marketplace Rule 4350, the affirmative vote of a majority of the holders of the Company’s Common Stock, present or represented by proxy at the Special Meeting, is required to approve the issuance of up to an aggregate of 8,457,431 shares of the Company’s Common Stock because such issuance would exceed 20% of the capital stock of the Company outstanding prior to the 2003 Private Placement. Because the outstanding shares of Series E Preferred Stock were part of the 2003 Private Placement, they are not entitled to vote on this proposal.

Recommendation

Your Board of Directors recommends that you vote FOR the proposal to approve the issuance of up to 8,457,431 shares of the Company’s Common Stock, which may be issued to the purchasers of the Company’s Series E Preferred Stock and the Series E Warrants, initially issued in December 2003, as required by Nasdaq Marketplace Rule 4350 for below market issuances of 20% or more of the outstanding common stock or voting power of the Company.

PROPOSAL NO. 5

TO APPROVE AMENDMENT NO. 1 TO THE CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES OF THE COMPANY’S SERIES E PREFERRED STOCK TO PROVIDE FOR MANDATORY CONVERSION OF THE SERIES E PREFERRED STOCK UPON THE REQUEST OF THE HOLDERS OF 75% OF THE SERIES E PREFERRED STOCK

General

The stockholders of the Company are being asked to approve the proposed Amended and Restated Certificate of Designations, Rights and Preferences of the Company’s Series E Preferred Stock to provide for mandatory conversion of the Series E Preferred Stock upon the request of the holders of 75% of the Series E Preferred Stock, as set forth in Amendment No. 1 to the Certificate of Designations, Rights and Preferences of the Company’s Series E Cumulative Convertible Preferred Stock set forth on Annex D.

Background

As discussed above, we have sought the consent of the holders of our outstanding Series E Preferred Stock to convert their shares of Series E Preferred Stock into shares of our Common Stock. In consideration for such conversion, we have agreed to provide the holders of Series E Preferred Stock with certain cash dividends and the right to participate in the next private placement completed by us. We have also agreed to lower the exercise price of the 2,020,680 Series E Warrants held by the current holders of Series E Preferred Stock, subject to stockholder approval as more fully described in Proposal 4 above. Certain of the holders of Series E Preferred Stock have agreed to elect a mandatory conversion of the outstanding Series E Preferred Stock, as set forth in Amendment No. 1 to the Certificate of Designations, Rights and Preferences of the Company’s Series E Cumulative Convertible Preferred Stock set forth on Annex D attached to this Proxy Statement.

Reasons for the Amendment

Approval of Amendment No. 1 to the Certificate of Designations, Rights and Preferences of the Series E Preferred Stock will provide the ability for the holders of less than 100% of the Series E Preferred Stock to elect to convert the Series E Preferred Stock into Common Stock and will help facilitate the conversion of all outstanding shares of Series E Preferred Stock thereby assisting us in our financing efforts.

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock and Series E Preferred Stock, voting together as a single class and the affirmative vote of at least 75% of the outstanding Series E Preferred Stock, voting as a separate class.

Recommendation

Your Board of Directors recommends that you vote FOR the proposal to approve Amendment No. 1 to the Certificate of Designations, Rights and Preferences of the Company’s Series E Preferred Stock to provide for mandatory conversion of the Series E Preferred Stock upon the request of the holders of 75% of the Series E Preferred Stock, as set forth in Amendment No. 1 to the Certificate of Designations, Rights and Preferences of the Company’s Series E Cumulative Convertible Preferred Stock set forth on Annex D.

OTHER MATTERS

The Board of Directors does not know of any other matters that may come before the Special Meeting. However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy card or in the instructions for authorizing the voting of your shares in person, over the Internet or by telephone to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this regard.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this Proxy Statement to you if you write or call the Company at the following address or phone number: Boston Life Sciences, Inc., 20 Newbury Street, 5th Floor, Boston, MA 02116, Attention: Chief Financial Officer, (617) 425-0200. In the future, if you want to receive separate copies of the Company’s annual report or proxy statements, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

Deadline for Submission of Shareholder Proposals

Regardless of whether any of the proposals set forth in this Proxy Statement are approved and implemented, any stockholder of Boston Life Sciences who wishes to submit a proposal pursuant to Rule 14a-8 under the Exchange Act, for inclusion in Boston Life Sciences’ proxy materials for its 2005 annual meeting of stockholders, which it expects to hold in June 2005, must be received by the Chief Financial Officer of the Company at its principal offices no later than [                    ], 2005. Written notice of proposals of shareholders submitted outside the processes of Rule 14a–8 under the Exchange Act for consideration at the 2005 annual meeting must be received on or before [                    ], 2005 in order to be considered timely for purposes of Rule 14a–4 under the Exchange Act.

Electronic Voting

If you own your shares of Common Stock of record, you may authorize the voting of your shares over the Internet or telephonically by following the instructions on the enclosed proxy card.

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm will provide a vote instruction form to you with this Proxy Statement, which you may use to direct how your shares will be voted. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

By Order of the Board of Directors,

/S/ PETER G. SAVAS
Peter G. Savas, Chief Executive Officer

Boston, Massachusetts

January [    ], 2005

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. ALTERNATIVELY, YOU MAY AUTHORIZE YOUR VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE PREVIOUSLY SENT IN THEIR PROXIES.

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BOSTON LIFE SCIENCES, INC.

Pursuant to Section 242

of the General Corporation Law of

the State of Delaware

Boston Life Sciences, Inc. (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted a resolution by Written Action dated December 16, 2004, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at a Special Meeting of Stockholders held on January 28, 2005 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:	That the Board of Directors deems it advisable and in the best interests of the Corporation and its stockholders that the first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, be, and hereby is, deleted and is replaced in its entirety by the provisions attached hereto as Appendix 1, in order to effect a 1-for-5 Reverse Stock Split of the Corporation’s Common Stock.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its Chief Executive Officer this      day of January, 2005.

BOSTON LIFE SCIENCES, INC.

By:	/S/ PETER G. SAVAS
Peter G. Savas
Chief Executive Officer

A-1

Appendix 1 to Annex A

“FOURTH: That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Effective Time”), a one-for-five Reverse Stock Split of the Corporation’s Common Stock shall become effective, pursuant to which each five shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors of the Corporation.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 81,000,000 shares, consisting of (i) 80,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) 1,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”), of which 25,000 are designated Series A Preferred Stock, 500,000 are designated Series D Preferred Stock, and 565 are designated Series E Cumulative Convertible Preferred Stock, with the powers, preferences and other rights as described in the Certificate of Designations related thereto.”

A-2

ANNEX B

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BOSTON LIFE SCIENCES, INC.

Pursuant to Section 242

of the General Corporation Law of

the State of Delaware

Boston Life Sciences, Inc. (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted a resolution by Written Action dated December 16, 2004, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at a Special Meeting of Stockholders held on January 28, 2005 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:	That the Board of Directors deems it advisable and in the best interests of the Corporation and its stockholders that the first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, be, and hereby is, deleted and is replaced in its entirety by the provisions attached hereto as Appendix 1, in order to effect a 1-for-10 Reverse Stock Split of the Corporation’s Common Stock.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its Chief Executive Officer this      day of January, 2005.

BOSTON LIFE SCIENCES, INC.

By:	/S/ PETER G. SAVAS
Peter G. Savas
Chief Executive Officer

B-1

Appendix 1 to Annex B

“FOURTH: That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Effective Time”), a one-for-ten Reverse Stock Split of the Corporation’s Common Stock shall become effective, pursuant to which each ten shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors of the Corporation.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 81,000,000 shares, consisting of (i) 80,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) 1,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”), of which 25,000 are designated Series A Preferred Stock, 500,000 are designated Series D Preferred Stock, and 565 are designated Series E Cumulative Convertible Preferred Stock, with the powers, preferences and other rights as described in the Certificate of Designations related thereto.”

B-2

ANNEX C

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BOSTON LIFE SCIENCES, INC.

Pursuant to Section 242

of the General Corporation Law of

the State of Delaware

Boston Life Sciences, Inc. (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted a resolution by Written Action dated December 16, 2004, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at a Special Meeting of Stockholders held on January 28, 2005 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:	That the Board of Directors deems it advisable and in the best interests of the Corporation and its stockholders that the first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation, as amended to date, of the Corporation be, and hereby is, deleted and is replaced in its entirety by the provisions attached hereto as Appendix 1, in order to effect a 1-for-15 Reverse Stock Split of the Corporation’s Common Stock.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its Chief Executive Officer this      day of January, 2005.

BOSTON LIFE SCIENCES, INC.

By:	/S/ PETER G. SAVAS
Peter G. Savas
Chief Executive Officer

C-1

Appendix 1 to Annex C

“FOURTH: That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Effective Time”), a one-for-fifteen Reverse Stock Split of the Corporation’s Common Stock shall become effective, pursuant to which each fifteen shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors of the Corporation.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 81,000,000 shares, consisting of (i) 80,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) 1,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”), of which 25,000 are designated Series A Preferred Stock, 500,000 are designated Series D Preferred Stock, and 565 are designated Series E Cumulative Convertible Preferred Stock, with the powers, preferences and other rights as described in the Certificate of Designations related thereto.”

C-2

ANNEX D

AMENDMENT NO. 1 TO THE

CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES

OF SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK

OF BOSTON LIFE SCIENCES, INC.

Boston Life Sciences, Inc. (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted a resolution by Written Action dated December 16, 2004, pursuant to Sections 141, 151 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Designations, Rights and Preferences of the Series E Cumulative Convertible Preferred Stock of the Corporation and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at a Special Meeting of Stockholders held on January 28, 2005 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:	That the Board of Directors deems it advisable and in the best interests of the Corporation and its stockholders that the provisions attached hereto as Appendix 1, be added after the last paragraph of Section 5(b) of the Certificate of Designations, Rights and Preferences of Series E Cumulative Convertible Preferred Stock of Boston Life Sciences, Inc.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its Chief Executive Officer this      day of January, 2005.

BOSTON LIFE SCIENCES, INC.

By:	/S/ PETER G. SAVAS
Peter G. Savas
Chief Executive Officer

D-1

Appendix 1 to Annex D

“Subject to the limitations set forth in Section 5(h) and Section 5(i) hereof, if the holders of at least 75% of the shares of the Convertible Preferred Stock then outstanding (acting together as a single class) consent in writing to the conversion of all outstanding shares of the Convertible Preferred Stock, all the outstanding Convertible Preferred Stock shall be automatically converted into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (i) the aggregate Liquidation Preference of the shares of Convertible Preferred Stock to be converted plus accrued and unpaid dividends thereon by (ii) the Conversion Value (as hereinafter defined) then in effect for such Convertible Preferred Stock.”

D-2

BOSTON LIFE SCIENCES, INC.

SPECIAL MEETING OF STOCKHOLDERS

JANUARY 28, 2005

The undersigned hereby constitutes and appoints Peter G. Savas and Joseph P. Hernon, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Boston Life Sciences, Inc. (the “Company”) that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on Friday, January 28, 2005 at 10:00 a.m., local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, and at any postponements or adjournments thereof, upon the following proposals more fully described in the Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4, 5 and 6.

(continued and to be signed on the reverse side)

Vote MUST be indicated ☒ in Black or Blue Ink

1.	To authorize the Board of Directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-5 Reverse Stock Split of the Company’s issued and outstanding shares of Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders;

FOR	AGAINST	ABSTAIN

☐	☐	☐

2.	To authorize the Board of Directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-10 Reverse Stock Split of the Company’s issued and outstanding shares of Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders;

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	To authorize the Board of Directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to effect a 1-for-15 Reverse Stock Split of the Company’s issued and outstanding shares of Common Stock at any time prior to the Company’s next annual meeting of stockholders without further approval or authorization of the Company’s stockholders;

FOR	AGAINST	ABSTAIN

☐	☐	☐

4.	To approve the issuance of up to 8,457,431 shares of the Company’s Common Stock, which may be issued to the purchasers of the Company’s Series E Preferred Stock and the Series E Warrants, initially issued in December 2003, as required by Nasdaq Marketplace Rule 4350 for below market issuances of 20% or more of the outstanding Common Stock or voting power of the Company;

FOR	AGAINST	ABSTAIN

☐	☐	☐

5.	To approve Amendment No. 1 to the Certificate of Designations, Rights and Preferences of the Company’s Series E Preferred Stock to provide for mandatory conversion of the Series E Preferred Stock upon the request of the holders of 75% of the Series E Preferred Stock; and

FOR	AGAINST	ABSTAIN

☐	☐	☐

6.	To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3, 4, 5 AND 6 AS SET FORTH HEREIN.

The Board of Directors recommends a vote “FOR” the proposals listed above.

Change of Address / Comments

Please be sure to sign and date this Proxy in the box below.

Date:

Stockholder sign above	Co-holder (if any) sign above

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You may vote by proxy using any of the following methods. Please consider the convenience of Internet or telephonic voting.

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VOTE BY INTERNET:

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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THANK YOU FOR VOTING